Exhibit  99.906.CERT

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Mitchell E. Appel,  President of the Value Line New York Tax Exempt Trust (the “Registrant”), certify that:

1.

The periodic report on Form N-CSR of the Registrant for the period ended 7/31/08 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2.

The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:  October 6, 2008

By: /s/ Mitchell E. Appel

                Mitchell E. Appel

                      President

       Value Line New York Tax Exempt Trust

Exhibit  99.906.CERT

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Emily D. Washington, Treasurer of the Value Line New York Tax Exempt Trust (the “Registrant”), certify that:

1.

The periodic report on Form N-CSR of the Registrant for the period ended 7/31/08 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2.

The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:  October 6, 2008

By: /s/ Emily D. Washington

            Emily D. Washington

       Treasurer

            Value Line New York Tax Exempt Trust